UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

February 3, 2016

Date of Report (Date of earliest event reported)

Graphite Corp.
(Exact Name of Registrant as Specified in Charter)

Nevada	000-54336	26-0641585
(State or other jurisdiction of	(Commission	(IRS Employer
incorporation)	File Number)	Identification No.)

616 Corporate Way, Suite 2-9011

Valley Cottage, NY 10989

(Address of Principal Executive Offices)

(844) 804-5599

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 2 – FINANCIAL INFORMATION

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT.

On February 3, 2016, the Registrant received the net proceeds of a Securities Purchase Agreement and a related convertible promissory note, dated February 3, 2016 (the “GW Note”) in the face amount of Thirty Five Thousand ($35,000.00) Dollars and no cents issued to GW Holdings Group, LLC, (“GW”). The Note matured on January 29, 2017 and provides for interest at the rate of ten percent (10%) per annum. The GW Note may be converted into unregistered shares of the Registrant’s common stock, par value $0.0001 per share, at the Conversion Price, as defined, in whole, or in part, at any time beginning 180 days after the date of the Note, at the option of GW. All outstanding principal and unpaid accrued interest is due at maturity, if not converted prior thereto. The Registrant was responsible for expenses amounting to $4,500 in connection with the Note.

The Conversion Price shall be the lesser of the market price (“Market Price”) on the initial funding date or time of conversion. The Market Price of the Common Stock will be equal to 58% of the lowest trading price of the Registrant’s common stock as reported on the National Quotations Bureau OTCQB exchange which the Registrant’s shares are traded or any exchange upon which its common stock may be traded in the future ("Exchange"), for the (i) twenty-five prior trading days, including the day upon which a notice of conversion is received by the Registrant or (ii) twenty-five trading days prior to the initial funding date or the date of conversion. The number of shares of common stock to be issued upon conversion shall be equal to the aggregate amount of principal, interest and penalties, if any divided by the Conversion Price.

The GW Note was privately offered and sold to GW in reliance on specific exemptions from the registration requirements of the United States federal and state securities laws which the Registrant believes are available to cover this transaction based on representations, warranties, agreements, acknowledgements and understandings provided to the Registrant by the Holder.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a) Financial Statements of Business Acquired.

N/A

(b) Pro Forma Financial Information.

N/A

(c) Exhibits.

Exhibit No.	Description
10.1	Convertible Promissory Note issued to GW Holdings Group, LLC February 3, 2016.
10.2	Securities Purchase Agreement between the Registrant and GW Holdings Group, LLC, dated February 3, 2016.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GRAPHITE CORP. a Nevada corporation

Dated: March 8, 2018	By:	/s/ Mark Radom
Chief Executive Officer

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